2nd Quarter 2009 Earnings

August 11, 2009

This presentation may contain “Forward-Looking Statements”.  All statements other than statements of historical facts made in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy may constitute forward-looking statements.  We can give no assurance that these expectations will prove to be correct.  Factors and risks that could cause actual results to differ materially from our expectations are described in the most recent SkyTerra Forms 10-Q and 10-K, on file with the SEC.

August 11, 2009

Outline of Presentation

Alex Good – Chairman & CEO

Overview of Quarter

Satellite Construction

Technology Update

Current Business Initiatives

Regulatory Initiatives

Scott Macleod – Chief Financial Officer

2Q09 Financial Results

July 1, 2009 Funding

Ownership and Capital Structure

Next-Generation Satellite System Costs

August 11, 2009

Satellite Construction Program

1.

Ambient testing of SkyTerra 1 completed; testing has been moved into Boeing’s thermal-vacuum chamber

2.

Acceptance testing of GBBF hardware is planned through the fourth quarter for all four gateways

3.

The launch window for SkyTerra 1 is now scheduled to be open from August 2010 through October 2010

4.

SkyTerra terminated SkyTerra 2 launch contract with Sea Launch (now in Chapter 11 proceedings) based on anticipatory breach

5.

Both SkyTerra satellites will now be launched via ILS

August 11, 2009

Technology Update

1.

Our two-vendor chipset approach provides us with:

Technology flexibility

Stronger capability in delivering next-generation solutions to the broadest range of partners

Cost efficiency as a result of sharing arrangement with other ATC providers

2.

Qualcomm is scheduled to deliver the MDM9600 chip in mid 2010 and the MSM8960 chip in early 2011

3.

Alcatel-Lucent began development of the satellite base station; preliminary design review has been completed

4.

Infineon and Hughes have completed the product specification review for the GMR1-3G satellite technology

5.

Infineon’s software defined radio chipsets with embedded GMR1-3G expected to sample in mid 2011

August 11, 2009

Current Business Initiatives

1.

SkyTerra continues to experience strong customer interest and has renewed several key customer contracts

2.

The SMARTTM talkgroup program continues to grow

3.

SkyTerra added I-SMART, or the Infrastructure talkgroup

I-SMART is the first talkgroup that will play a key role in protecting critical infrastructure interests

I-SMART is the first international talkgroup to enable interoperable communications between public and private entities in the United States, Canada, and Mexico

4.

Satellite radios enrolled in the SMART program increased by 40% during the second quarter

August 11, 2009

Regulatory Initiatives

1.

As part of our satellite coordination process, we conducted a quadrilateral meeting of satellite operators and regulators from the FCC, Industry Canada, OFCOM and Mexico

2.

SkyTerra remains committed to fully supporting Harbinger with the possible offer to acquire Inmarsat

3.

SkyTerra re-filed on April 29, 2009, with the FCC the ATC operating rules and approval to implement the Inmarsat Cooperation Agreement

August 11, 2009

Three months ended June 30	
	2009	2008
Revenue:		
Service and related revenues	$ 7,600	$ 7,427
Equipment sales	1,704	1,162
Other revenues	256	219
Total Revenue	9,560	8,808
Operating expenses:		
Cost of equipment sold	1,630	928
Operations and cost of services	28,337	6,945
Sales and marketing	2,757	2,100
Research and development	4,635	3,147
General and administrative	8,090	8,318
Depreciation and amortization	8,306	8,196
Total operating expenses	53,755	29,634
Operating loss	(44,195)	(20,826)
Other income (expense):		
Interest income	223	1,726
Interest expense	(24,031)	(9,632)
Impairment of investment in TerreStar Networks	-	(8,441)
Change in fair value of warrants	1,408	
Other income (expense), net	85	199
Loss before provision for income taxes	(66,510)	(36,974)
Benefit for income taxes	-	185
Consolidated net loss	(66,510)	(36,789)
Noncontrolling interest	446	135
Net Loss	$ (66,064)	$ (36,654)
Loss per common share:		
Basic and diluted loss per common share	$ (0.62)	$ (0.35)
Basic and diluted weighted average common shares outstanding	107,122,484	106,048,484

SKYTERRA COMMUNICATIONS

SkyTerra Consolidated Income Statement

August 11, 2009

Period Ended June 30, 2009	SkyTerra Inc	SkyTerra LP	Eliminations	Consolidated
Assets				
Cash, cash equivalents and investments	$ 5,914	$ 298,658	$ -	$ 304,572
Accounts receivable, net	-	5,436	-	5,436
Other current assets	1,631	7,775	-	9,405
Total Current Assets	7,545	311,869	-	319,414
Investment in TerreStar	7,370			7,370
Investment in SkyTerra LP	65,202		(65,202) (1)	
Property & equipment, net	-	847,386	-	847,386
Other long-term assets	275	541,703	(18,456) (2)	523,522
Total Assets	$ 80,392	$ 1,700,957	$ (83,657)	$ 1,697,691
Liabilities and Stockholders Equity				
Current Liabilities	$ 1,706	$ 40,349	$ -	$ 42,055
Long term debt	-	1,232,669	-	1,232,669
Other long term liabilities	37,157	16,008	(18,456) (2)	34,709
Total Liabilities	38,862	1,289,026	(18,456)	1,309,433
Stockholders' (deficit) equity:	41,529	411,931	(65,202) (1)	388,258
Total liabilities and stockholders equity	$ 80,392	$ 1,700,956	$ (83,657)	$ 1,697,691

(1) Eliminate SkyTerra Inc. warrants issued on Harbinger and Boeing debt to SkyTerra LP.

(2) Eliminate intercompany note and accrued interest.

SKYTERRA COMMUNICATIONS

SkyTerra Consolidated Balance Sheet

August 11, 2009

SkyTerra Capitalization Structure

SKYT Debt:		
14% Senior Secured Discount Notes (SKYT LP)		675,211,100
16.5% Senior Unsecured Notes (SKYT LP)		162,425,412
18.0% Senior Unsecured Notes (SKYT LP)		288,991,499
Boeing Deferrals (SKYT LP)		106,040,547
SKYT Debt	$	1,232,668,558
SKYT Cash and Liquid Investments	$	304,572,354
SKYT Net Debt (1)	$	928,096,204
SKYT Market Capitalization:		
SKYT Total Common Shares Outstanding		108,823,952
SKYT and MSV Options (2)		6,314,540
SKYT Warrants		28,750,000
SKYT Fully Diluted Shares Outstanding		143,888,492

(1) Reflects balance sheet net of Original Issue Discount and Purchase Accounting

(2) Using Treasry Method at $5.00 per share

SkyTerra Capital Structure (1)

August 11, 2009

July 1, 2009 Funding

1.

Closed on the third of four funding tranches from Harbinger:

January 4, 2009:               $150 million

April 1, 2009:                            $175 million

July 1, 2009:                               $  75 million

Total                                                                 $400 million

2.

SkyTerra issued 21.25 million penny warrants for SkyTerra common stock as per the closing of the April funding tranche

3.

The final tranche of $100 million is due January 4, 2010

August 11, 2009

Voting	Non-Voting	Total
Harbinger Share Ownership	23,452,480	29,946,362	53,398,842
Plus: Warrants [1]	0	28,750,000	28,750,000
Total Ownership	23,452,480	58,696,362	82,148,842
Escrow Shares [2]	2,077,533	7,906,737	9,984,270
BCE	0	22,105,400	22,105,400
Columbia Capital	5,623,165	0	5,623,165
Other	17,712,275	0	17,712,275
Primary Shares Outstanding	48,865,453	88,708,499	137,573,952
SKYT/MSV Options [3]	6,314,540	0	6,314,540
Fully-Diluted Shares Outstanding	55,179,993	88,708,499	143,888,492

(1) The warrants may be exercised for voting or non-voting shares.

(2) Pursuant to escrow agreements, shares are to be transferred to Harbinger upon FCC approval.

(3) Using Treasury Method @ $5.00 per share.

SKYTERRA COMMUNICATIONS

SkyTerra Ownership

August 11, 2009

Payments to Date	Estimated Thru 3Q10	Total Est. Thru 3Q10
Boeing:	$ 455.1	$ 89.8	$ 544.9
Satellite Base Station Development:	$ 39.0	$ 20.7	$ 59.7
Launch Services:	$ 109.3	$ 56.6	$ 165.9
Insurance:	$ -	$ 70.0	$ 70.0
Chipset Development:	$ 8.6	$ 24.1	$ 32.6
MSS Next Gen	$ 17.3	$ 81.7	$ 99.0
Total:	$ 629.3	$ 342.8	$ 972.1
Net Available Cash:			
Est. Cash on Hand	$ 304.6		
Plus: Backstop Financing:	$ 175.0 [1]		
Less: Satellite System and Next Gen Costs:	$ (342.8)		
Net Available Cash:	**$ 136.7** [2]		

[1] SkyTerra received $75M of the future $175M obligations on July 1, 2009

[2] Available to fund other operating and transaction costs, potential expenditures beyond Q3 2010

Next-Generation Satellite System Costs ($ in mm’s)

(6/30/09):

August 11, 2009